EXHIBIT 10.1

VOTING AGREEMENT

This VOTING AGREEMENT (this “Agreement”), dated as of December 23, 2025, is entered into by and among FONAR Corporation, Inc., a Delaware corporation (the “Company”), and each of the stockholders of the Company listed on Annex A hereto (each a “Stockholder” and collectively, the “Stockholders”).

WHEREAS, concurrent with the execution and delivery of this Agreement, FONAR LLC, a Delaware limited liability company (“Parent”), FONAR Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”; capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Merger Agreement), which provides, among other things, for the merger of Merger Sub with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”);

WHEREAS, as of the date hereof, each Stockholder is the beneficial owner of, and has the sole or shared right to vote and dispose of, (i) that number of shares of common stock, par value $0.0001 per share, of the Company (such shares, the “Common Stock”), (ii) that number of shares of Class B common stock, par value $0.0001 per share, of the Company (such shares, the “Class B Common Stock”), (iii) that number of shares of Class C common stock, par value $0.0001 per share, of the Company (such shares, the “Class C Common Stock”, and (iv) that number of shares of Class A non-voting common stock, par value $0.0001 per share, of the Company (such shares, the “Class A Non-Voting Common Stock”, and together with the Common Stock, Class B Common Stock and Class C Common Stock, the “Subject Shares”), set forth opposite such Stockholder’s name on the signature page hereto; and

WHEREAS, as a condition to its willingness to enter into the Merger Agreement, the Company has required that each of the Stockholders agree, and each of the Stockholders is willing to agree, to the matters set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements set forth below, the parties hereto agree as follows:

1.             Voting of Securities.

1.1           Voting Agreement. From the date hereof, and until the termination of this Agreement pursuant to Section 7, each Stockholder hereby agrees to vote (or cause to be voted) all of its Subject Shares, at any annual, special or other meeting of the stockholders of the Company, and at any adjournment or adjournments or postponement thereof, or pursuant to any consent in lieu of a meeting or otherwise, which such Stockholder has the right to so vote, in favor of the approval and adoption of the Merger Agreement, the transactions contemplated thereby (including, without limitation, the Merger) and any actions required in furtherance thereof.

1.2           Irrevocable Proxy. Solely with respect to the matters described in Section 1.1, each Stockholder constitutes and appoints the Company, its general counsel, each member of the Special Committee and such other persons as the Special Committee may designate, from and after the date hereof until the earlier to occur of the effective date of the Merger Agreement and the termination of this Agreement pursuant to Section 7 (at which point such constitution and appointment shall automatically be revoked), as such Stockholder’s attorney, agent and proxy (each such constitution and appointment, an “Irrevocable Proxy”), with full power of substitution, for and in the name, place and stead of such Stockholder, to vote and otherwise act with respect to all of such Stockholder’s Subject Shares at any annual, special or other meeting of the stockholders of the Company, and at any adjournment or adjournments or postponement thereof, and in any action by written consent of the stockholders of the Company, on the matters and in the manner specified in Section 1.1. EACH SUCH PROXY AND POWER OF ATTORNEY IS IRREVOCABLE AND COUPLED WITH AN INTEREST AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, SHALL BE VALID AND BINDING ON ANY PERSON TO WHOM SUCH STOCKHOLDER MAY TRANSFER ANY OF ITS SUBJECT SECURITIES IN BREACH OF THIS AGREEMENT. Each Stockholder hereby revokes all other proxies and powers of attorney with respect to all of such Stockholder’s Subject Shares that may have heretofore been appointed or granted with respect to the matters covered by Section 1.1, and no subsequent proxy or power of attorney shall be given (and if given, shall not be effective) by such Stockholder with respect thereto on the matters covered by Section 1.1. All authority herein conferred or agreed to be conferred by any Stockholder shall survive the death or incapacity of such Stockholder and any obligation of any Stockholder under this Agreement shall be binding upon the heirs, personal representatives, successors and assigns of such Stockholder. It is agreed that the Company will not use the Irrevocable Proxy granted by any Stockholder unless such Stockholder fails to comply with Section 1.1 and that, to the extent the Company uses any such Irrevocable Proxy, it will only vote the Subject Shares subject to such Irrevocable Proxy with respect to the matters specified in, and in accordance with the provisions of, Section 1.1.

2.            Representations and Warranties of Each Stockholder.

Each Stockholder, severally, as to itself, represents and warrants to the Company as follows:

2.1         Binding Agreement. Such Stockholder has the capacity or trust power, as applicable, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and (i) in the case of each Stockholder that is an individual, the execution and delivery of this Agreement does not require any consent from such Stockholder’s spouse or any other person, (ii) in the case of each Stockholder that is a trust, the person executing this Agreement has the authority to execute and deliver this Agreement on behalf of such trust Stockholder (iii) in the case of a Stockholder which is a limited partnership, is duly formed, validly existing and in good standing under the laws of the State of its formation, and its general partner has full power and authority to execute and deliver this Agreement on behalf of such Stockholder and (iv) in the case of the a Stockholder which is a private foundation duly formed and validly existing under the laws of the State of New York and the person executing this Agreement on behalf of the foundation has full power and authority to execute and deliver this Agreement on behalf of such Stockholder. Such Stockholder has duly and validly executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

2.2           No Conflict. Neither the execution and delivery of this Agreement, nor the consummation by such Stockholder of the transactions contemplated hereby, nor the performance of such Stockholder’s obligations hereunder will (a) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any contract, agreement, instrument, commitment, arrangement or understanding, or result in the creation of a security interest, lien, charge, encumbrance, equity or claim with respect to such Stockholder’s Subject Shares, (b) require any consent, authorization or approval of any Person or (c) violate or conflict with any law, writ, injunction or decree applicable to such Stockholder or such Stockholder’s Subject Shares.

2.3           Ownership of Subject Shares.

(a)          Such Stockholder is the sole legal and beneficial owner of the number of the Subject Shares set forth opposite such Stockholder’s name on Annex A hereto, free and clear of any security interests, liens, charges, encumbrances, equities, claims, options, spousal rights or limitations of whatever nature and free of any other limitation or restriction (including any voting agreement or other restriction on the right to vote, sell or otherwise dispose of such Subject Shares), other than pursuant to this Agreement, federal securities laws, Company trading policies, and applicable grant agreements, except that (i) the other Stockholders may be deemed to beneficially own such Subject Shares under Rule 13d-3 of the Exchange Act and (ii) in the case of each Stockholder that is a trust or foundation, as such Stockholder’s trustee, may be deemed to beneficially own such Subject Securities under Rule 13d-3 of the Exchange Act.

(b)           Such Stockholder has the sole power to vote (or cause to be voted), but excluding any Subject Shares that have no voting rights, and to dispose of (or cause to be disposed of) the Subject Shares set forth opposite such Stockholder’s name on the signature page hereto, as applicable, except that (i) in the case of an limited liability company the manager in his capacity as the Managing Member or Manager such limited liability company, has the power to vote (or cause to be voted) and to dispose of (or cause to be disposed of) such Subject Shares and (ii) in the case of each Stockholder that is a trust or foundation, as such Stockholder’s trustee, has the power to vote (or cause to be voted) and to dispose of (or cause to be disposed of) such Subject Shares.

3.            Representations and Warranties of the Company.

The Company represents and warrants to the Stockholders as follows:

3.1           Binding Agreement. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of the Company, and no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby. The Company has duly and validly executed this Agreement and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

3.2           No Conflict. Neither the execution and delivery of this Agreement, the consummation by the Company of the transactions contemplated hereby, nor the compliance by the Company with any of the provisions hereof, will (a) conflict with or result in a breach of any provision of its certificate of incorporation or by-laws, (b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, or acceleration) under any contract, agreement, instrument, commitment, arrangement or understanding to which it is a party, (c) require any consent, authorization or approval of any Person or (d) violate or conflict with any Law, writ, injunction or decree applicable to the Company.

4.             Transfer and Other Restrictions.

Until the earlier of (i) the termination of this Agreement pursuant to Section 7 and (ii) the date the Stockholder Approval is obtained:

4.1           Certain Prohibited Transfers. Each Stockholder agrees not to, except as provided for in the Merger Agreement,

(a)           sell, sell short, transfer (including by gift), pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of its Subject Shares or any interest contained therein, other than pursuant to this Agreement and other than transfers (including by gift) of such Subject Shares from a Stockholder to an Affiliate thereof who executes a joinder agreement agreeing to be bound by this Agreement as a Stockholder hereunder (a “Permitted Transfer”);

(b)           with respect to any of its Subject Shares, grant any proxy or power of attorney or enter into any voting agreement or other arrangement relating to the matters covered by Section 1.1, other than this Agreement; or

(c)           deposit any of its Subject Shares into a voting trust.

4.2           Additional Securities. Without limiting any provisions of the Merger Agreement, in the event of any stock dividend, stock split, recapitalization, reclassification, combination or exchange of shares of capital stock of the Company on, of or affecting any Stockholder’s Subject Shares, then the terms of this Agreement shall apply to the shares of capital stock or other such securities of the Company held by such Stockholder immediately following the effectiveness of such event.

5.             Publication. Each Stockholder hereby permits the Company to publish and disclose such Stockholder’s identity and ownership of the Subject Shares, the nature of the such Stockholder’s commitments, arrangement and understandings pursuant to this Agreement and/or the text of this Agreement in (a) press releases relating to the Merger Agreement, (b) the Schedule 13E-3 and the Proxy Statement, (c) any document required to be filed with the U.S. Securities and Exchange Commission or other regulatory agencies or required to be mailed by the Company to its stockholders relating to the Merger Agreement and (d) any other disclosures or filings required under the Merger Agreement or applicable Law relating to the Merger Agreement.

6.            Specific Enforcement. The parties hereto agree that irreparable harm would occur in the event any of the provisions of this Agreement were not to be performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms hereof in addition to any other remedies to which they are entitled at Law or in equity.

7.             Termination. This Agreement shall terminate on the earliest to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the date of a Change in the Company Recommendation, (c) a written agreement between the Company and any Stockholder to terminate this Agreement, provided that any such termination shall be effective only with respect to such Stockholder and (d) the Effective Time. The termination of this Agreement in accordance with this Section 7 shall not relieve any party from liability for any breach of its obligations hereunder committed prior to such termination.

8.             Survival. The representations, warranties and agreements of the parties contained in this Agreement shall not survive any termination of this Agreement, provided, however, that no such termination shall relieve any party hereto from any liability for any breach of this Agreement committed prior to such termination.

9.             Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telecopy, overnight courier service or by registered or certified mail (postage prepaid, return receipt requested), to the respective parties at the following addresses or at such addresses as shall be specified by the parties by like notice:

If to the Company:

FONAR Corporation

110 Marcus Drive

Melville, New York 11747

Phone: 631-694-2929

Fax: 631-753-5150

Attention: John Collins, General Counsel

If to any Stockholder, to the address of such Stockholder set forth opposite such Stockholder’s name on Annex A hereto, with a copy to (which shall not constitute notice):

FONAR Corporation

110 Marcus Drive

Melville, New York 11747

Phone: 631-694-2929

Fax: 631-753-5150

Attention: John Collins, General Counsel

10.           Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

11.           Amendment; Release. This Agreement may not be modified, amended, altered or supplemented except by a written agreement between the Company and any Stockholder, provided that any such modification, amendment, alteration or supplement shall be effective only with respect to such Stockholder.

12.           Successors and Assigns. This Agreement shall not be assigned by operation of law or otherwise by any Stockholder without the prior written consent of the Company and each Stockholder except to an Affiliate in connection with a Permitted Transfer. This Agreement will be binding upon, inure to the benefit of and be enforceable by each party and such party’s respective heirs, beneficiaries, executors, representatives and permitted assigns.

13.           Counterparts. This Agreement may be executed by facsimile and in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

14.           Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that mandatory provisions of federal law apply. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of Delaware and any appellate court thereof and the United States District Court for the District of Delaware and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined in such courts, (ii) waives, to the fullest extent it may legally and effectively do so any objection which it may now or hereafter have to venue of any such action or proceeding in any such courts, and (iv) waives, to the fullest extent permitted by Law, the defense of any inconvenient forum to the maintenance of such action or proceeding in any such courts. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each of the parties to this Agreement irrevocably consents to service of process in any such action or proceeding in the manner provided for notices in Section 9 of this Agreement; provided, however, that nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

15.           Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY, AND (D) IT HAS BEEN INDUCED TO ENTER THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS CONTAINED IN THIS SECTION 15.

16.           Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any terms or provisions of this Agreement in any other jurisdiction so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

17.           Capacity. Each of Timothy Damadian, Ronald G. Lehman or Luciano B. Bonanni is entering into this Agreement solely in his capacity as the record holder or beneficial owner of the Subject Shares and nothing herein shall limit or affect any actions taken by Timothy Damadian, Ronald G. Lehman or Luciano B. Bonanni or any of their respective Affiliates in the capacity of director or officer of the Company, and no such person who is or becomes during the term hereof a director or officer of the Company shall be deemed to make any agreement or understanding in this Agreement in such person’s capacity as a director or officer.

18.           Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

19.           Headings. Headings are used for reference purposes only and do not affect the meaning or interpretation of this Agreement.

20.           Effectiveness. The obligations of the Stockholders under this Agreement shall not be effective or binding upon the Stockholders until such time as the Merger Agreement is executed and delivered by the parties thereto.

[Signatures on the following page]

IN WITNESS WHEREOF, this Voting Agreement has been duly executed and delivered by a duly authorized officer of the Company and each Stockholder, on the day and year first written above.

FONAR CORPORATION, INC.

By:
Name:	John P. Collins
Title:	General Counsel

Stockholder:

Print Name: _______________________________________

Number and Type of Shares owned:

Common Stock: _______________________________________

Class B Common Stock: _______________________________________

Class C Common Stock: _______________________________________

Class A Non-voting Preferred stock: _______________________________________

Signature of Authorized Person: _______________________________________

[SIGNATURE PAGE TO VOTING AGREEMENT]